SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2003

FURR'S RESTAURANT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10725	75-2350724
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3001 E. President George W. Bush Highway
Richardson, Texas	75082
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 972-808-2923

         Item 3.    Bankruptcy or Receivership

        On January 3, 2003, Furr’s Restaurant Group, Inc. (the “Company”) together with its principal operating subsidiary, Cafeteria Operators, L.P. (COLP) announced that they have filed for a voluntary petition for Chapter 11 relief in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, case number 03-30179-HDH-11.

         Item 7.    Exhibits.

Exhibit
Number         Description of Exhibit

   99.1             Press Release dated January 6, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FURR'S RESTAURANT GROUP, INC.

By: /s/ Nancy Ellefson
Nancy Ellefson
Vice President

Dated:      January 8, 2003

EXHIBIT INDEX

Exhibit
Number                          Description of Exhibit

   99.1                              Press Release dated January 6, 2003